UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C.  20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 30, 2012

_______UNICO, INCORPORATED_______

 (Exact name of registrant as specified in its charter)

______Arizona   ____              ______000-30239_____         ________13-4171971________

(State or other jurisdiction       (Commission file number)      (I.R.S. Employer Identification No.)

           Of incorporation)

1440 St Mary Street, New Orleans, LA 70130

   (Address of principal executive offices)  (zip code)

_______________(518)469-6484______________

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.

Registrant’s Business and Operations

Item 1.02

Termination of a Material Definitive Agreement

Termination of Asset Purchase Agreement

Effective June 12, 2012 Unico, Incorporated and Deer Trail Mining Company, LLC terminated the Asset Purchase Agreement (APA) dated March 20, 2012 between 79th Street Mines, LLC, Unico, Incorporated, and Deer Trail Mining Company, LLC based on 79th Street Mines, LLC failure to make payments as agreed upon in the APA.  The APA is described in a Current Report on Form 8-K that was filed by Unico on March 26, 2012.

Section 5.

Corporate Governance and Management

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Mark Lopez

Effective June 9, 2012, Mark A. Lopez resigned as Chief Executive Officer (CEO) and President of Unico, Incorporated (“Unico”).

Section 8.

Other Events

Item 8.01

Other Events

Complaint Filed by the Securities and Exchange Commisssion

On or about May 30, 2012 the U.S. Securities and Exchange Commission (“Commission”) filed a complaint against Unico, Incorporated (“Unico”) and Mark A. Lopez (“Lopez”) naming both (along with five other individuals/organizations) as defendants in a civil case (case no. 8:12-CV-1210T35MAP filed in the U.S. District Court, Middle District of Florida, Tampa Division).   Among other things, the Commission alleges that: (a)  Unico and certain defendants violated Sections 5(a) and 5(c) of the Securities Act of 1933 through an allegedly illegal unregistered distribution of Unico common stock through certain settlements under Section 3(a)(10) of the Securities Act of 1933 during the time period from February 2006 through January 2008; (b) Unico violated Exchange Act of 1934 Section 13(a) and Exchange Act Rules 12b-20, 13a-1 and 13a-11 for failing to file factually accurate and complete periodic reports with the Commission concerning the Section 3(a)(10) settlements in a timely manner; and (c) Lopez aided and abetted violations of  Exchange Act of 1934 Section 13(a) and Exchange Act Rules 12b-20, 13a-1 and 13a-11 by knowingly and substantially assisting Unico’s alleged failure to file factually accurate and complete periodic reports with the Commission concerning the Section 3(a)(10) settlements in a timely manner.

Among other things the Commission is seeking: (a) a permanent injunction restraining and enjoining Unico, Lopez and other defendants from violating Sections 5(a) and 5(c) of the Securities Act, and restraining and enjoining Unico from violating Section 13(a) of the Exchange Act and Exchange Act Rules 12b-20, 13a-1 and 13a-11, and restraining and enjoining Lopez from aiding and abetting violations of Section 13(a) of the Exchange Act and Exchange Act Rules 12b-20, 13a-1 and 13a-11; (b) an order directing Unico and certain other defendants to disgorge, with prejudgment interest, all profits they received as a result of the acts or courses of conduct alleged in the Complaint; (c) an order directing Unico, Lopez and certain other defendants to pay civil money penalties pursuant to Section 20(d) of the Securities Act and Section 21(d) of the Exchange Act; and (d) an order issued pursuant to Section 21(d)(6) of the Exchange Act permanently barring Lopez and certain other defendants from participating in any offering of any penny stock.

Unico plans to answer the Complaint within the required time period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICO INCORPORATED
Date: June 14, 2012	/s/ Edward E. Winders Edward E. Winders, Chairman of the Board